MERRILL LYNCH SERIES FUND, INC.

                          Supplement Dated May 5, 1999
                     to the Prospectus Dated April 21, 1999


Page 3 of the Prospectus for Merrill Lynch Intermediate Government Bond Portfolio is amended by deleting the paragraphs headed "What are the Portfolio's goals?" and "What are the Portfolio's main investment strategies?" and replacing them with the following:

WHAT ARE THE PORTFOLIO'S GOALS?

The Portfolio tries to provide current income from an actively managed portfolio of U.S. government and agency securities. We cannot guarantee that the Portfolio will achieve its goals.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government AGENCIES or GOVERNMENT-SPONSORED ENTERPRISES. The Portfolio may invest a substantial
portion   of   its   assets   in    MORTGAGE-BACKED   SECURITIES    issued   by
government-sponsored enterprises. The Portfolio may also invest in securities linked to an interest rate or other index. The Portfolio may invest in securities of any MATURITY, but under normal circumstances will maintain a dollar-weighted average maturity of six to eight years.

Page 7 of the Prospectus for Merrill Lynch Intermediate Government Bond Portfolio is amended by deleting the second paragraph and replacing it with the following:

The  Portfolio   may  invest  in  securities  of  any  maturity.   Under  normal
circumstances, however, the Portfolio will maintain a dollar-weighted average maturity of six to eight years.